CONSECO SERIES TRUST
                             Administrative Offices
                          11825 N. Pennsylvania Street
                                Carmel, IN 46032



April 28, 1997

Board of Trustees
Conseco Series Trust

Re:  Conseco Series Trust
     Registration Statement on Form N-1A

Gentlemen and Madam:

     I am General Counsel of Conseco, Inc., the direct owner of the investment adviser of Conseco Series Trust (the "Registant"). Attorneys under my supervision and I have acted as counsel to the Registrant in connection with the Registrant's Form N-1A Registration Statement filing pursuant to the Securities Act of 1933 (the "Act") and the Investment Company Act of 1940 ("1940 Act"). This opinion is being furnished pursuant to the Act in connection with the Registrant's Form N-1A Registration Statement relating to the securities issued in connection with the Registrant offering shares to insurance company separate accounts (the "Registration Statement"). No fee is payable because the Registrant files a declaration of indefinite registration pursuant to Rule 24f-2 under the 1940 Act.

     I, or attorneys under my supervision, have examined copies of the Registration Statement and such other documents as we have deemed necessary or appropriate for the giving of this opinion. In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. As to any facts material to the opinions expressed herein which were not independently established or verified, we have relied upon oral or written statements and representations of officers and other representatives of the Registrant.

         Based on the foregoing, I am of the opinion that:

          1. The Registrant has been duly organized and is an existing business trust pursuant to the applicable laws of the State of Massachusetts;

          2. The Account is an open ended management investment company registered under the 1940 Act;

          3. The securities issued by the Registrant, when issued as described in the Registration Statement will be duly authorized and upon issuance will be validly issued, fully paid and non-assessable.


     I hereby consent to the filing of this opinion as an exhibit to the Registration Statement.

Very truly yours,

/S/ LAWRENCE W. INLOW
---------------------
Lawrence W. Inlow
Executive Vice President,
Secretary and General Counsel
Conseco, Inc.